LETTER OF CREDIT AGREEMENT

                                      AMONG

                             MONARCH PROPERTIES, LP,

                      LYRIC HEALTH CARE HOLDINGS III, INC.

                                       AND

                  THE ENTITIES DESCRIBED ON ATTACHED EXHIBIT A

                            DATED AS OF JUNE 23, 1998



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                           LETTER OF CREDIT AGREEMENT

     THIS LETTER OF CREDIT AGREEMENT (this "Agreement"), is made and entered into as of June 23, 1998 among MONARCH PROPERTIES, LP, a Delaware limited partnership ("Lessor"), LYRIC HEALTH CARE HOLDINGS III, INC., a Delaware corporation ("Lessee") and the entities described on attached EXHIBIT A (each a "Sublessee" and, collectively, the "Sublessees").

                                    RECITALS:

     A. Lessee owns all of the shares of each of the Sublessees. Each Sublessee has subleased the healthcare Facility set forth opposite its name on EXHIBIT A hereto from Lessee pursuant to a Facility Sublease dated as of the date hereof ("Facility Sublease"), which in turn leases all of the Facilities from Lessor pursuant to a Master Lease dated as of the date hereof ("Master Lease"). Each Facility Sublease contains substantially the same provisions as the Master Lease except for provisions concerning rent and other matters specific to the individual Facility. In this Agreement, "LC Lease" means the Master Lease and the Facility Sublease as applicable to each Facility.

     B. As a condition to Lessor's execution of the LC Lease, Lessee and the Sublessees agreed to deliver the security deposit (the "Security Deposit") referred to therein in the amounts set forth on attached EXHIBIT A.

     C. Pursuant to the LC Lease, Lessee and the Sublessees have the option to provide the Security Deposit to Lessor in the form of either cash or a letter of credit.

     D. Lessee and Sublessees have agreed to fulfill the Security Deposit requirement of the LC Lease by delivering to Lessor a Letter of Credit (as defined below) on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in order to induce Lessor to enter into the LC Lease and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

     1. Definitions. Terms used but not otherwise defined in this Agreement shall have the respective meanings given them in the LC Lease. In addition, the following terms used in this Agreement shall have the meanings set forth below:

     "Bank" means a commercial bank that has a rating of "A" or better by Standard & Poor's Corporation or Moody's Investors Service, or similar, nationally recognized, credit rating agency, and that serves as the issuer of the Letter of Credit.


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     "Letter of Credit" means an irrevocable letter of credit that (a) is issued by a Bank in the form of attached EXHIBIT B (with such changes thereto as Lessor may approve in its sole discretion), (b) names Lessor and its assigns as beneficiary and (c) is delivered by Lessees to Lessor pursuant to this Agreement, together with any and all substitutes and replacements for such irrevocable letter of credit.

     "Term of this Agreement" means the period of time commencing on the Commencement Date of the LC Lease and ending thirty (30) business days after the expiration or earlier termination of the term of the LC Lease.

     2. Letter of Credit. Upon execution of this Agreement, Lessees shall deliver or cause to be delivered to Lessor a Letter of Credit in the amount of [Insert Amount] ($__________) [SIX MONTHS RENT] (the "Initial Letter of Credit Amount"). Any replacement of the Letter of Credit in whole or in part shall be issued by a Bank. The term of the Letter of Credit shall be for a minimum of one
(1) year. The Letter of Credit shall contain a provision providing for the automatic renewal of the Letter of Credit for additional periods of one (1) year in the Initial Letter of Credit Amount; however, if Lessee, before the expiration of the Letter of Credit, provides to Lessor, pursuant to the LC Lease, a cash Security Deposit or a separate replacement Letter of Credit in an amount equal to all or any portion of the Initial Letter of Credit Amount, then the automatic renewal of the Letter of Credit shall be in an amount equal to the difference between the Initial Letter of Credit Amount and the sum of the cash Security Deposits and/or substitute Letters of Credit provided to Lessor by Lessee pursuant to the LC Lease.

     3. Replacement or Substitution of Letter of Credit. If Lessor reasonably determines that the credit rating of the Bank (or its holding company) has been reduced by one or more nationally recognized credit rating agenc(y)(ies) to a level lower than such agency's "A" rating, then at any time thereafter Lessor may give notice of such event to Lessees. Within thirty (30) days of the delivery of such notice by Lessor, Lessees shall deliver or cause to be delivered to Lessor (a) a replacement Letter of Credit that has a term of at least twelve (12) months or that otherwise is acceptable to Lessor in its sole discretion or (b) a cash Security Deposit in the Initial Letter of Credit Amount.

     4. Drafts under the Letter of Credit. Lessor shall have the right to draw upon any Letter of Credit provided by Lessee and the Sublessees to Lessor at any time from and after (i) a failure by Lessee to deliver to Lessor, when and if required by Section 3 of this Agreement, a cash Security Deposit and/or a replacement Letter of Credit in an aggregate amount equal to the Initial Letter of Credit Amount; or (ii) Lessor's receipt of a notice of non-renewal from the issuer of the Letter of Credit; or (iii) the expiration or termination of the Term of the LC Lease if any amount remains owing from Lessee under the LC Lease; or (iv) the occurrence of an Event of Default under the LC Lease. Lessor shall provide Lessee with notice of any drawing under a Letter of Credit promptly after any drawing has been made, but the giving of any such notice shall not be a condition to the making of a draw under any Letter of Credit. The Letter of Credit shall


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permit Lessor to make multiple draws from time to time,  provided that the total of such draws shall not exceed the Initial Letter of Credit Amount .

     5. Application of Amounts Drawn Under Letter of Credit. Lessor shall apply all amounts drawn under the Letter of Credit to pay Rent, Additional Charges and any other sums due under the LC Lease. If for any reason the amount drawn exceeds the amount owing at the time of the drawing under the Letter of Credit, Lessor shall retain the excess amount so drawn as a Security Deposit under the LC Lease and shall hold such cash pursuant to the terms of the LC Lease providing for the treatment of cash held as a Security Deposit under the LC Lease.

     6. Transferability. The Letter of Credit shall provide that it is transferrable by Lessor in connection with any transfer by Lessor of its interest in the LC Lease; however, if Lessor wishes to transfer the Letter of Credit with respect to the LC Lease it shall notify Lessee, who shall, within fifteen (15) business days of such Notice, deliver to Lessor or Lessor's assignee one or more replacement Letters of Credit in the Initial Letter of Credit Amount.

     7. Bankruptcy or Insolvency of Lessees. None of (a) the dissolution, insolvency or business failure of Lessee or any of the Sublessees, (b) an assignment for the benefit of creditors of Lessee or any of the Sublessees, (c) the commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding by or against Lessee or any of the Sublessees,
(d) the appointment of a receiver for any property of Lessee or any of the Sublessees or (e) the issuance of a writ of attachment or the enforcement of any order of any court of legal process affecting any property of Lessee or any of Sublessees shall in any manner affect or impair the Letter of Credit or Lessor's rights thereunder, or under this Agreement. Lessee and the Sublessees acknowledge and agree that (a) the Letter of Credit is a distinct and separate contract between Lessor and the Bank, (b) the Letter of Credit is not and shall not be deemed or construed to be an asset, property, possession or contract of any kind whatsoever owned or held by any of Lessee or the Sublessees, (c) any payments received by Lessor pursuant to the Letter of Credit shall not constitute a preferential payment and (d) all funds paid by the Bank pursuant to the Letter of Credit are the separate funds of the Bank.

     8. Notices. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery or hand delivery to the following addresses:

                   To Lessee or any Sublessee:

                                      c/o Lyric Health Care LLC
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland  21117
                                      Attn:  Daniel J. Booth
                                      Copy to:  Marshall A. Elkins, Esq.
                                      Telephone No.:  410/998-8768
                                      Facsimile No.:  410/998-8695


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                  To Lessor:          Monarch Properties, LP
                                      8889 Pelican Bay Boulevard - Suite 501
                                      Naples, Florida  34103
                                      Attn: John B. Poole
                                      Telephone No.: 941/598-5605
                                      Facsimile No.: 941/566-6082

                  With copy to        LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  (which shall not    125 West 55th Street
                  constitute notice): New York, New York  10019-5389
                                      Attn:  John R. Fallon, Jr.
                                      Telephone No.: 212/424-8279
                                      Facsimile No.: 212/424-8500

     Notices shall be deemed given upon actual receipt.

     9. Miscellaneous.

          9.1 Except as required by law for the posting of notices, all notices,
requests,   demands  and  other  communications  hereunder  shall  be  given  in accordance with the terms of the LC Lease.

          9.2 Any delay on the part of Lessor in exercising any power, privilege or right under the LC Lease, this Agreement or any other instrument or document executed by Lessee or the Sublessees in connection herewith shall not operate as a waiver thereof. Neither a single or partial exercise thereof, nor the exercise of any other power, privilege or right shall preclude other or further exercise thereof or the exercise of any other power, privilege or right. The waiver by Lessor of any default by Lessee or any of Sublessees shall not constitute a waiver of any subsequent defaults or a waiver of the same or any similar default by Lessee or such Sublessee or any of the other Sublessees but shall be restricted to the default so waived.

          9.3 All rights, remedies and powers of Lessor hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given by the LC Lease, any other document executed and/or delivered in connection therewith or any other applicable laws now existing or hereafter enacted.

          9.4 Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice versa), and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Agreement so requires. Section captions or headings used in this Agreement are for convenience and reference only and shall not affect the construction hereof.


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          9.5  Whenever  possible,  each  provision of this  Agreement  shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

          9.6 This Agreement may be executed in separate counterparts, each of which shall be considered an original when each party has executed and delivered to the other one or more copies of this Agreement but all of which taken together shall constitute one agreement.

          9.7 The rights and privileges of Lessor, Lessee and Sublessees hereunder shall inure to the benefit of their successors and assigns, and this Agreement shall be binding on all assigns and successors of Lessee and the Sublessees.

          9.8 Lessee and Sublessees shall, at the request of Lessor, execute such other agreement, documents or instruments in connection with this Agreement as Lessor reasonably requires.

          9.9 In the event of any action to enforce this Agreement, the party that does not prevail agrees to pay the costs and expenses of the party that prevails in such action, together with reasonable attorneys' fees (including fees incurred in appeals and post-judgment enforcement proceedings).

          9.10 No amendment of this Agreement shall be effective unless it is in writing and signed by the parties.

          9.11 Nothing contained in this Agreement shall be construed as in any way modifying or limiting the effect of terms or conditions set forth in the LC Lease, but each and every term and condition hereof shall be in addition thereto. Lessee and each of Sublessees waives, to the fullest extent permitted by law, any right to (i) require Lessor to proceed against or exhaust any collateral or security held by Lessor pursuant to the LC Lease and/or any of the other documents executed and/or delivered by Lessee or any of the Sublessees to Lessor in connection therewith or (ii) pursue any other remedy in Lessor's power.

          9.12 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE LAWS OF THE STATE IN WHICH A FACILITY IS LOCATED SHALL GOVERN THIS AGREEMENT (I) TO THE EXTENT NECESSARY TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES OF LESSOR WITH RESPECT TO SUCH FACILITY AND (II) WITH RESPECT TO PROCEDURAL REQUIREMENTS THAT ARE GOVERNED BY THE LAWS OF SUCH STATE.


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          9.13  LESSEE  AND  EACH  OF THE  SUBLESSEES  CONSENTS  TO IN  PERSONAM
JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE RESPECTIVE STATES IN WHICH THE FACILITIES ARE LOCATED AND IN NEW YORK AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE RESPECTIVE STATES IN WHICH THE FACILITIES ARE LOCATED AND IN NEW YORK. LESSEE AND EACH OF SUBLESSEES AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE RESPECTIVE STATES IN WHICH THE FACILITIES ARE LOCATED OR NEW YORK AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE, AND FEDERAL COURTS OF SUCH STATES.


                             SIGNATURE PAGES FOLLOW




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     IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Letter of Credit
Agreement as of the day and date first written above.

                                    SUBLESSEES:

                                    [INSERT SUBLESSEES]

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President

                                    LESSEE:

                                    LYRIC HEALTH CARE HOLDINGS III, INC.

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President

                                    LESSOR:

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.
                                    Its:     General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                    Title: President and Chief Executive Officer



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